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EXHIBIT 10.1
                          TRUST AGREEMENT



This Trust Agreement will verify that the following mineral claims are held in Trust by Rodney L. Lozinski of Calgary, AB., for Dundee Mining, Inc. (a Nevada Corporation):

NAME OF CLAIM            TENURE NUMBER       PERCENTAGE OF TITLE

Cahill 3                 380915              100%
Cahill 4                 380916              100%
Cahill 5                 380917              100%
Cahill 6                 380918              100%
Cahill 7                 380919              100%
Cahill 8                 380920              100%
Cahill 9                 380921              100%
Cahill 10                380922              100%
Cahill 11                380923              100%
Cahill 12                380924              100%

The above mineral claims are in the Osoyoos Division of British
Columbia.

Attached to the Trust Agreement as Schedule "A" is an executed Bill of Sale Absolute for the mineral claims.

Signed, Sealed and Delivered this 7th day of November, 2000.

/s/ Rodney L. Lozinski
Rodney L. Lozinski

Signed, Sealed and Delivered by Rodney L. Lozinski in the presence of:

/s/ Gloria Lozinski
Witness Name

P. O. Box 7
South Calgary Alberta Canada T2H 2G7
Address

Business Owner
Occupation